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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 of 15(d) of
                      the Securities Exchange Act of 1934


                                April 10, 1997
                          ---------------------------
                           (Earliest Event Reported)


                          First Citizens Corporation
        ---------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


          Georgia                     333-4304                  58-2232785
----------------------------   ---------------------     ----------------------
(State or other jurisdiction   (Commission File No.)          (IRS Employer
      of Incorporation)                                  Identification Number)

                  19 Jefferson Street, Newnan, Georgia 30263
             ----------------------------------------------------
                   (Address of principal executive offices)

                                (770) 253-5017
                      -----------------------------------
                        (Registrant's Telephone Number)


         (Former name or former address, if changed since last report)


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Item 2. Acquisition of Assets.
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        On April 10, 1997 First Citizens Corporation (formerly Newnan Holdings,
Inc.) announced that it had completed its acquisition of Tara Bankshares Corporation ("Tara").

        Under the terms of the agreement, each outstanding share of Tara Bankshares will be converted into the right to receive merger consideration in an amount equal to $15.00. The terms of the acquisition also provide that a Tara shareholder who owns 100,000 or more shares may elect to receive all or any part of his or her merger consideration in the form of First Citizens stock while any shareholder who owns or controls more than 3,500 shares or less than 100,000 shares may elect to receive up to 50% of their consideration in First Citizens stock, provided that the number of shares of First Citizens stock to be issued will not exceed 227,608 shares and the number of Tara shareholders receiving First Citizens stock will not exceed 35. First Citizens expects to issue approximately 227,000 shares of First Citizens stock and pay approximately $4.9 million in cash to Tara Shareholders. Further information regarding the terms of the acquisition is contained in the "Agreement and Plan of Merger By and Among Newnan Holdings, Inc. and Tara Bankshares Corporation" attached hereto as Exhibit 10.1.

        First Citizens Corporation will have approximately $325 million in assets.

        A copy of the press release announcing the execution of the agreement is attached hereto as Exhibit 99, and by this reference made a part hereof.



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Financial Statements of Business Acquired.

        The Company will file the required financial statements by amendment to this Report as soon as practicable, but not later than 60 days after April 25, 1997.

(b)  Pro Forma Financial Information.

        The Company will file the required pro forma financial information by amendment to this Report as soon as practicable, but not later than 60 days after April 25, 1997.

(c)  Exhibits --


        10.1 - Agreement and Plan of Merger By and Among Newnan
               Holdings, Inc. and Tara Bankshares Corporation dated November 21, 1996

        99   - Registrant's press release, dated April 10, 1997

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                                   SIGNATURE
                                   ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FIRST CITIZENS CORPORATION

Dated:    April 25, 1997                        By: /s/ Douglas J. Hertha
      ---------------------                        -------------------------
                                                   Douglas J. Hertha
                                                   Vice President



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